   UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2008

Sydys Corporation
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51727	98-0418961
(Commission File Number)	(IRS Employer Identification No.)

7 Orchard Lane, Lebanon, NJ 08833
(Address of Principal Executive Offices) (Zip Code)

(908) 236-9885
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2008, Sydys Corporation (the “Company”, “we”, or “us”) accepted the resignation of Darren Breitkreuz and Alan Stier as directors of the Company, effective immediately.  In consideration of their service as directors of the Company, on August 25, 2008, we issued to each of Messrs. Breitkreuz and Stier 25,000 shares of our common stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sydys Corporation

Date: September 17, 2008	By:	/s/ Kenneth J. Koock
Kenneth J. Koock
Chief Executive Officer